N E W S   R E L E A S E

April 25, 2003                                      Direct Inquiries To:
                                                    Paul O. Koether, Chairman
                                                    (908) 234-0078


             KENT FINANCIAL SERVICES ANNOUNCES FIRST QUARTER RESULTS
             -------------------------------------------------------

     BEDMINSTER, NEW JERSEY - KENT FINANCIAL SERVICES, INC. ("Kent" or the "Company") (NASDAQ - KENT) reported a net loss of $339,000, or $.20 basic and diluted loss per share for the quarter ended March 31, 2003, compared to a net loss of $430,000, or $.25 basic and diluted loss per share for the quarter ended March 31, 2002.

     Kent has 1,651,748 shares outstanding.




















     This release contains forward-looking statements which may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by these statements. Kent Financial cautions investors not to place undue reliance on forward-looking statements, which speak only to management's expectations on this date. The per share earnings in the text of the news release are diluted earnings per share.


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                          KENT FINANCIAL SERVICES, INC.
                         CONSOLIDATED OPERATING RESULTS
                 FOR THE QUARTERS ENDED MARCH 31, 2003 AND 2002
                      (in thousands, except per share data)
                                   (Unaudited)

                                                           Three Months Ended
                                                                 March 31,
                                                           ------------------
                                                            2003        2002
                                                           ------      ------

Revenues:
  Brokerage commissions                                    $   378     $   204
  Principal transactions:
    Trading                                                     23          69
    Investing losses                                      (    126)   (    257)
  Management fee income                                         57          46
  Interest, dividend and other                                  68         216
                                                           -------     -------
      Total revenues                                           400         278
                                                           -------     -------

Expenses:

  Brokerage                                                    259         208
  General, administrative and other                            465         427
  Interest                                                      16          70
                                                           -------     -------
      Total expenses                                           740         705
                                                           -------     -------

Loss before income taxes                                  (    340)   (    427)
Provision (benefit) for income taxes                      (      1)          3
                                                           -------     -------
Net loss                                                  ($   339)   ($   430)
                                                           =======     =======

Basic and diluted net loss per common share               ($   .20)   ($   .25)
                                                           =======     =======

Weighted average number of common
  shares outstanding (in 000's)                              1,658       1,689
                                                           =======     =======

                      CONSOLIDATED CONDENSED BALANCE SHEET
                                 MARCH 31, 2003
                                 (in thousands)
                                   (Unaudited)

Assets:

  Cash and cash equivalents                                         $     630
  Securities owned                                                      8,089
  Net property and equipment                                            1,012
  Other assets                                                            331
                                                                    ---------
    Total assets                                                    $  10,062
                                                                    =========

Liabilities                                                         $  1,698
Stockholders' equity                                                   8,364
                                                                    ---------
    Total liabilities and stockholders' equity                      $  10,062
                                                                    =========